UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   October 25, 2006

PHARMOS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Nevada	0-11550	36-3207413
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

99 Wood Avenue South, Suite 311, Iselin, NJ	08830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (732)452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 on Form 8-K/A amends the Current Report on Form 8-K filed by Pharmos Corporation on October 31, 2006 to include the Financial Statements of Business Acquired and Pro Forma Financial Information called for by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The required financial statements of Vela Pharmaceuticals, Inc. are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required pro forma financial information is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d) Exhibits

99.1
Audited financial statements of Vela Pharmaceuticals Inc. for the fiscal years ended December 31, 2005 and 2004, condensed balance sheets of Vela Pharmaceuticals Inc. as of September 30, 2006 (unaudited) and December 31, 2005, and unaudited condensed Statements of Operations of Vela Pharmaceuticals Inc. for the three-month and nine-month periods ended September 30, 2006 and September 30, 2005, and for the period from February 4, 1998 (inception) to September 30, 2006 and condensed statements of cash flows for the nine months ended September 30, 2006 and 2005 and for the period from February 4, 1998 (inception) to September 30, 2006 for Vela Pharmaceuticals, Inc.

99.2	Pro Forma Condensed Consolidated Financial Statements as of September 30, 2006 (Unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of January, 2007.

PHARMOS CORPORATION

By:	/s/ S. COLIN NEILL
Name: S. Colin Neill
Title: Chief Financial Officer

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